                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT
                                 --------------
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


        Date of Report (Date of earliest event reported)  August 4, 1997
                                                          --------------




                       AMERICAN ENTERTAINMENT GROUP, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)





        COLORADO                         0-22174                83-0277375
        --------                         -------                ----------
     (State or Other                    (Commission            IRS Employer
     Jurisdiction of                    File Number)        Identification No.)
      Incorporation
     or Organization)





                           160 Bedford Road, Suite 306
                        Toronto, Ontario, Canada M5R 2K9
                        --------------------------------
               (Address of Principal Executive Offices, Zip Code)


                                (416) 920-1919
                                --------------
              (Registrant's telephone number, including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          In December, 1996, the Registrant received a notification from Banque National de Paris (Canada) (BNP) of a default in the loan between the VIP Phone Club, Inc. (VIP), a private Delaware corporation, and BNP, and that BNP had commenced an action in the State of Maryland against VIP. Subsequently, BNP commenced an action in the Ontario Courts against the Registrant and AEG Entertainment, Limited (AEL), a wholly-owned subsidiary of the Registrant, for payment of the outstanding loan balance, and filed a motion in the Courts of Ontario (Toronto) asking that a Receiver be appointed over the property and assets for both the Registrant and AEL. The Ontario Court ordered the appointment of the accounting firm of Price Waterhouse Limited as Receiver, without security, "of all the present and future undertaking, property and assets of whatsover nature and kind and wherever situate." By Order dated July 31, 1997, the Ontario Court ordered the termination of the Receivership, at the request of Price Waterhouse Limited, the former receiver.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AMERICAN ENTERTAINMENT GROUP, INC.




                                       By:     //Joel Wagman//
                                          ---------------------------------
                                                 Joel Wagman
                                                 Chairman



Dated: August 4, 1997